ATLAS FUNDS
                     Supplement dated December 3, 2004, to
                        Prospectus dated April 30, 2004

EXPENSES
The table under "Expenses" for Atlas Emerging Growth Fund, Atlas S&P 500 Index Fund, Atlas Value Fund, Atlas American Enterprise Bond Fund, Atlas California Municipal Money Fund, Atlas Money Market Fund and Atlas U.S. Treasury Money Fund has been amended to note that for each Fund, Atlas Advisers, Inc. has contractually agreed to extend the current fee waiver arrangements from December 31, 2004 through April 29, 2005.

ATLAS U.S. TREASURY MONEY FUND
ATLAS MONEY MARKET FUND
The Atlas Funds Board of Trustees has approved Boston Safe Advisors, Inc. ("Boston Safe") as sub-adviser to Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. The investment advisory fees paid by each Fund will not change. Boston Safe is currently the sub-adviser to Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund and California Municipal Money Fund.

Boston Safe is headquartered in New York, New York, has over $864 million in assets under management and provides investment management services for high net worth individuals, corporate pension plans, public employee trust funds, institutions, endowments and foundations.

John F. Flahive is responsible for the day-to-day portfolio management of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. Mr. Flahive, Senior Vice President with Boston Safe, has been portfolio manager for Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund and California Municipal Money Fund since November 1, 1994. Before joining Boston Safe, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.

ATLAS BALANCED FUND
ATLAS STRATEGIC GROWTH FUND
The Atlas Funds Board of Trustees has approved New York Life Investment Management LLC as the new sub-adviser to Atlas Balanced Fund in place of the current sub-adviser, Madison Investment Advisors, Inc., and Renaissance Investment Management as the new sub-adviser to Atlas Strategic Growth Fund in place of the current sub-adviser, Madison Investment Advisors, Inc. The investment advisory fees paid by each Fund will not change.

New York Life Investment Management LLC is headquartered in New York, New York, has over $180 billion in assets under management and provides investment management services to a wide range of individual, institutional, and corporate clients, including a prestigious roster of Fortune 500 companies.

Joan Sabella is responsible for the day-to-day portfolio management of the Atlas Balanced Fund. Ms. Sabella, a Director of New York Life Investment Management LLC, has been managing balanced and fixed income separate accounts since 1978. She also coordinates fixed income research and trading. Ms. Sabella is a member of the CFA Institute, the Financial Planning Association, and holds the designation of Certified Financial Planner (CFP).

Renaissance  Investment  Management is based in Cincinnati,  Ohio, has over $634
million  in  assets  under   management  and  serves  both   institutional   and
high-net-worth clients.

Michael E. Schroer is responsible for the day-to-day portfolio management of the Atlas Strategic

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Growth Fund. Mr. Schroer is a Managing Partner and the Chief Investment  Officer
of Renaissance Investment Management and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst (CFA) in 1985.

MANAGER OF MANAGERS ARRANGEMENT
Atlas Funds (the "Funds") and its investment adviser, Atlas Advisers, Inc. have obtained an exemptive order from the Securities and Exchange Commission that permits the Funds and Atlas Advisers, Inc. to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. The exemptive order is effective as of October 13, 2004.

Under the exemptive order, Atlas Advisers, Inc. acts as a "manager-of-managers" for certain Atlas funds, and supervises the provision of portfolio management services to those funds by the sub-advisers. Atlas Advisers, Inc. has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination and replacement.

This "manager-of-managers" arrangement was approved by shareholders of Atlas Assets, Inc., the Funds' predecessor entity, at a shareholder meeting held on November 12, 2003.

ATLAS BALANCED FUND
On Page 2 of the Prospectus, the "Strategy" of Balanced Fund is replaced with the following:

The fund invests approximately 60% of its assets in stocks, and 40% of its assets in U.S. government securities and investment grade bonds. While this ratio may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% in bonds at all times.

For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks that the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap Index(r). The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and select those that it believes to be relatively underpriced compared to the rest of the market. The fund does not invest in companies that manufacture tobacco products.

On Page 2 of the Prospectus, the "Risks" section of Balanced Fund is amended to include the following:

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

ATLAS GLOBAL GROWTH FUND
On Page 21 of the Prospectus under the heading "Sub-Advisers," the information regarding the portfolio managers of Global Growth Fund is replaced with the following:

The portfolio managers of Global Growth Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby is a Senior Vice President (since October 1992) and Senior Investment Officer, Director of Equities of OppenheimerFunds, Inc. (since August 2004). Mr. Bhaman is a Vice President of Oppenheimer (since November 1996). He is a Chartered Financial Analyst.

ATLAS GROWTH OPPORTUNITIES FUND
On Page 21 of the Prospectus under the heading "Sub-Advisers" the information regarding the portfolio managers of Growth Opportunities Fund is replaced with the following:

The portfolio managers of the Growth Opportunities Fund are Christopher Leavy and David Poiesz.

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They are the persons primarily  responsible for selecting the securities for the
Fund. Mr. Leavy, who is a Senior Vice President of the OppenheimerFunds, Inc., has been a Vice President and portfolio manager of the Fund since October 3, 2000. From 1997 until joining Oppenheimer in September 2000, Mr. Leavy was a portfolio manager at Morgan Stanley Dean Witter Investment Management. Effective June 28, 2004, Mr. Poiesz assumed the duties as a portfolio manager of the Fund. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of RiverRock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

ATLAS VALUE FUND
At a shareholder meeting of Atlas Value Fund held August 6, 2004, the shareholders approved Hotchkis and Wiley Capital Management LLC ("HWCM") as the new investment sub-adviser to Atlas Value Fund. The investment advisory fees paid by Atlas Value Fund will not change.

HWCM is a registered investment adviser formed in 1980 and located in Los Angeles, California. The firm is independently owned with a majority ownership interest held by its management and professional team and currently has approximately $11 billion of assets under management. Its clients include institutional and individual investors. Since its inception, HWCM has focused on finding and investing in what it believes to be undervalued companies that have a significant potential for appreciation. Patty McKenna, principal and portfolio manager with HWCM, will be responsible for managing Atlas Value Fund. Ms. McKenna joined HWCM in 1995. Previously, she was an equity analyst at Trust Company of the West.

OTHER DERIVATIVE INVESTMENTS
On page 20 of the Prospectus, the first paragraph under the heading "Other derivative investments" is replaced with the following:

The Strategic Income Fund and the Emerging Growth Fund may invest in several other types of derivatives, including, in the case of the Strategic Income Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.